EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Amended Quarterly Report on Form 10-Q/A of WellCare Health Plans, Inc. (the “Company”) for the fiscal quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q/A”), I, Heath Schiesser, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2009	/s/ Heath Schiesser
Heath Schiesser, President and Chief Executive Officer
(Principal Executive Officer)